                                                         EXHIBIT 10.3(a)
                                                         Agreement No. 50120539

                               HRS SYSTEMS, INC.
           PROGRAM LICENSE AGREEMENT FOR COMPUTER SOFTWARE (WINDOWS)

HRS SYSTEMS, INC., 4792 LaVista Road, Tucker, Georgia 30084 (hereinafter referred to as "LICENSOR") agrees to grant and SIMEX AS (hereinafter referred to as "LICENSEE") agrees to accept, on the following terms and conditions, and for the fee designated herein, a non-exclusive license to use each Licensed Program on Designated Equipment as set forth in this Agreement:

1. DEFINITIONS: The following terms are defined for the purposes of this Agreement as follows:

          1.1 "Licensed Program" shall be each program enumerated below incorporated in this Agreement including basic and related materials pertinent to said program, in machine readable or printed form, and any updated program or program portion hereinafter furnished to LICENSEE by LICENSOR in connection with a Licensed Program or any DOS substitute.

          1.2 "Designated Equipment" shall be the central processing unit and any other enumerated equipment located at the business address of the LICENSEE designated herein.

          1.3 "Use" means copying any portion of any Licensed Program from storage units or media into equipment for processing, or using any Licensed Program in the course of operation or using any Licensed Program in printed form in support of the use of any Licensed Program.

          1.4 "Fee": Payment due from LICENSEE to LICENSOR for the Licensed Program.

2. TERM; TERMINATION: The term of this Agreement and the license granted herein shall be for a period of five (5) years, except in the case of DOS-to-Windows Switchover which period shall begin JANUARY 21, 1999; said period shall extend for five (5) years, except in the case of DOS-to-Windows Switchover which period shall extend to the end of the immediately previous DOS agreement ending DECEMBER 6, 2000 . This Agreement and the license may be terminated by LICENSEE at any time by giving written notice of termination to LICENSOR or by LICENSOR in the event:

          (1) LICENSEE fails to make any payment required to be made to LICENSOR hereunder when the same is due; or

          (2) LICENSEE fails to observe, perform or comply with any term or condition hereunder and such failure is not cured within ten (10) days after written notice of such failure; or

          (3) LICENSEE files a petition in bankruptcy or insolvency, or after any adjudication that the LICENSEE is bankrupt or insolvent, or after the filing by the LICENSEE of any petition or answer seeking reorganization, readjustment or arrangement of the LICENSEE's business under any federal law relating to bankruptcy of insolvency, of after the appointment of a receiver for any of the property of the LICENSEE, or after the making by the LICENSEE of any assignment for the benefit of creditors, or after the institution of any proceedings for the liquidation of the LICENSEE's business for the termination of its corporate charter.

Early termination of LICENSEE's license shall occur when LICENSOR deposits the notice of termination with the U.S. Mail and is effective whether or not said notice is delivered to LICENSEE.

The LICENSEE shall not be released from any of its pre-existing obligations under this agreement by any termination of this agreement, and neither party shall have the right to rescind any acts performed or payments made prior to the date of termination.

Any failure or delay in the exercise of the LICENSOR's right of termination for any default shall not prejudice the LICENSOR's right of termination for such or any other default.

Within five (5) days' after termination by either LICENSOR or LICENSEE, LICENSEE shall deliver to LICENSOR a written certification to the effect that the original and any copies of all or any portions of any Licensed Program affected by the termination have been destroyed or, if LICENSOR so requests, LICENSEE shall deliver such original and any copies to LICENSOR.

3. LICENSE: The license granted under this Agreement authorizes LICENSEE, on a non-exclusive basis, to use any Licensed Program, in any machine readable form, only on the particular Designated Equipment. A separate License Agreement is required for use of each Licensed Program on equipment other than Designated Equipment. If more than one item of equipment is enumerated as Designated Equipment for a particular Licensed Program, then the license granted hereunder is limited to the use of the Licensed Program in connection with all items of Designated Program on less than all of the Designated Equipment.

4. SUB-LICENSES: This Agreement is non-transferable.

5. COPIES: Two copies of Licensed Program may be made by the Licensee for back-up use.

Any Licensed Program provided in machine readable form, pursuant to this Agreement, may be copied by LICENSEE, in whole or in part, in printed or machine readable form, for LICENSEE's use only, provided, however, that no more than two printed copies and two machine readable copies will be in existence under a license with respect to any Licensed Program at any time without prior written consent from LICENSOR, other than copies resident in Designated Equipment itself. All copies of the Licensed Program provided hereby and intended solely for the use of LICENSEE.

The original and any copies of Licensed Programs, in whole or in part, which are made by LICENSEE, are agreed by the LICENSEE to be proprietary information and trade secrets of HRS Systems, Inc. whose title and full ownership rights remain with the LICENSOR. LICENSEE may modify any Licensed Program in machine readable forms for its own use and merge it into other program material to form an updated work, provided that, upon termination of the license for such Licensed Program, the Licensed Program will be completely removed from the updated work and treated as if permission to modify bad never been granted. Any portion of the Licensed Program included in an updated work shall be used only on Designated Equipment, and shall remain subject to all other terms of this Agreement. LICENSEE agrees, when it reproduces any portion of the Licensed Program, it will include HRS Systems, Inc. proprietary rights notice on all copies, in whole or in part, in any form, including partial copies and modifications of Licensed Programs.

         "This software is the property of HRS Systems, Inc. and has been supplied by HRS Systems, Inc. to LICENSEE pursuant to a Program Licensee Agreement for Computer Software. 1his software is furnished by HRS Systems, Inc. subject to the following restrictions: IT SHALL NOT BE REPRODUCED, COPIED OR USED IN WHOLE OR IN PART ON EQUIPMENT OTHER THAN ON THE DESIGNATED EQUIPMENT WITH WHICH IT WAS FURNISHED WITHOUT THE EXPRESS WRITTEN PERMISSION OF HRS SYSTEMS, INC."

6. PROTECTION OF LICENSED PROGRAM: LICENSEE agrees not to provide or otherwise make available any Licensed Program, including but not limited to flow charts, logic diagrams and source codes, in any form, to any person other than LICENSEE's or LICENSOR's employees without, prior consent from LICENSOR, except during the period any such person is on LICENSEE's premises with LICENSEE's permission for purposes specifically related to LICENSEE'S use of the Licensed Program. LICENSEE agrees that he will take appropriate action by instruction, agreement, or otherwise with his employees or other persons permitted access to Licensed Programs to satisfy his obligations under this Agreement with respect to use, copying modification, and protection and security of Licensed Programs.

7. PATENT AND COPYRIGHT INDEMNIFICATION: LICENSOR at its own expense will defend any action brought against LICENSEE to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright, provided: LICENSEE notifies LICENSOR promptly in writing of the action (and all prior claims relating to such action) and LICENSOR has sole control of the defense and all negotiations for the settlement or compromise. In the event any Licensed Programs become, or in LICENSOR's opinion are likely to become, the subject of a claim of infringement of a patent or copyright, LICENSOR may at its option either secure the LICENSEE's right to continue using the Licensed Programs, replace or modify them to make them non-infringing, or if neither of the foregoing alternatives is reasonably available to LICENSOR, discontinue the Licensed Program upon one month's notice.

If, however, the Licensed Program is not the subject of a claim of patent or copyright infringement, LICENSEE may notify LICENSOR in writing during the one month after LICENSOR's notice of discontinuance that LICENSEE elects to continue to be licensed with respect to the Licensed Program until there has been an injunction or the claim has been withdrawn, and agrees to undertake at LICENSEE's expense the defense of any action against LICENSEE and to indemnify LICENSOR with respect to all costs, damages, and attorney's fees attributable to such continued use after such notice is given to LICENSOR; it being understood that LICENSOR may participate at its expense in the defense of any such action if such claim is against LICENSOR. LICENSOR shall have no liability for any claim of copyright of patent infringement based on use of other than a current unaltered release of the Licensed Program available from LICENSOR if such infringement would have been avoided by the use of a current unaltered release of the Licensed Program available from LICENSOR. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OF PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF.

8. WARRANTY: LICENSOR warrants and represents to the LICENSEE the following:

          8.1 That each Licensed Program will conform to LICENSOR's prevailing published Program Specifications when delivered to LICENSEE.

          8.2 The LICENSOR is the sole owner of all right, title and interest in and to the Licensed Programs.

          8.3 That the Licensed Programs do not infringe upon any patent(s) theretofore issued in the United States or upon any other patent application pending.

          8.4 That no other persons, firm or corporation has any right, title or interest in and to the Licensed Program and that LICENSEE shall have the right to use the Licensed Programs as herein provided.

          8.5 That the LICENSOR has the full power to grant the rights and privileges herein granted to the Licensee pursuant to the Agreement.

          EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, LICENSOR GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND THE STATED EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR FOR DAMAGES INCLUDING, BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES OCCURRING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF LICENSED PROGRAMS.

9. LIMITATION OF LIABILITY: LICENSEE agrees that LICENSOR's liability hereunder for damages shall not exceed the charges paid by LICENSEE for the particular Licensed Program or related materials for any lost profits, or for any claim or demand against the LICENSEE by any other party, No action, regardless of form arising out of the transactions under this Agreement, may be brought by either party more than one year after the cause of action has accrued, except that an action for nonpayment may be brought within one year after the date of last payment.

10. The provisions of this Agreement shall control over the terms of any present or future order from LICENSEE. Acceptance by LICENSEE of any Licensed Program or optional materials, such as source tapes or listings from LICENSOR shall be deemed conclusive evidence of LICENSEE's agreement that the license for such Licensed Program or optional materials is governed by this Agreement.

11. This Agreement represents the entire and integrated agreement between the parties and supersedes all prior negotiations, representations of agreements, either written or oral.

12. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted.

13. This Agreement shall be governed by the laws of the State of Georgia.

14. This contract may be withdrawn by Seller if not accepted within thirty (30) days.

PROGRAMS PROVIDED:                                                     DESIGNATED EQUIPMENT:

Name: HASS' WINDOWS VERSION                                            CPU (Make and Model)
      ---------------------                                                                -------------
Switchover payment: $250.00 (January 1, 1999 - December 6, 2000)        Number of Disk Drives
                    -------------------------------------------                              -----------
Next payment: $750.00 (December 7, 2000 - December 6, 2005)
              ---------------------------------------------

LICENSEE:
--------

Company Name:
SIMEX AS                                                               Officer Name: Odd Inge Nygaard
                                                                                     -------------------
GODESETDALEN 24                                                        Signature:  /s/ Odd Inge Nygaard
                                                                                   ---------------------
N-4011 FORUS NORWAY                                                    Title:
                                                                             ---------------------------
                                                                       Date: 03.03.99
                                                                             ---------------------------
(Corporate Seal)

LICENSOR:
---------

HRS SYSTEMS, INC.                                                      Officer Name: Hal R. Sanders
                                                                                     -------------------

4792 LaVista Road                                                      Signature:
                                                                                 ------------------------
Tucker, Georgia 30084                                                  Title:  President
                                                                               --------------------------
                                                                       Date:
                                                                             ----------------------------

(Corporate Seal)

*The provisions of this agreement include updating in METRIC units at no additional charge.

                                                           Agreement No.007L589

                               HRS SYSTEMS, INC.
                PROGRAM LICENSE AGREEMENT FOR COMPUTER SOFTWARE

HRS SYSTEMS, INC., 2193 Ranchwood Drive, N.E., Atlanta, Georgia 30345 (hereinafter referred to as "LICENSOR") agrees to grant and Oin Sprinkler (hereinafter referred to as "LICENSEE") agrees to accept, on the following terms and conditions, and for the fee designated herein, a non-exclusive license to use each Licensed Program on Designated Equipment as set forth in this
Agreement:

1. DEFINITIONS: The following terms are defined for the purposes of this Agreement as follows:

       1.1 "Licensed Program" shall be each program enumerated below incorporated in this Agreement including basic and related materials pertinent to said program, in machine readable or printed form, and any updated program or program portion hereinafter furnished to LICENSEE by LICENSOR in connection with a Licensed Program.

       1.2 "Designated Equipment" shall be the central processing unit and any other enumerated equipment located at the business address of the LICENSEE designated herein.

       1.3 "Use" means copying any portion of any Licensed Program from storage units or media into equipment for processing. or using any Licensed Program in the course of operation or using any Licensed Program in printed form in support of the use of any Licensed Program.

        1.4 "Fee": Payment due from LICENSEE to LICENSOR for the Licensed
        Program.

 2. TERM; TERMINATION: The term of this Agreement and the license granted herein shall be for a period of five (5) years beginning December 7, 1990. This Agreement and the license may be terminated by LICENSEE at any time by giving written notice of termination to LICENSOR or by LICENSOR in the event

       (1) LICENSEE fails to make any payment required to be made to LICENSOR hereunder when the same is due; or

       (2) LICENSEE fails to observe, perform or comply with any term or condition hereunder and such failure is not cured within ten (10) days after written notice of such failure; or

       (3) LICENSEE files a petition in bankruptcy or insolvency, or after any adjudication that the LICENSEE is bankrupt or insolvent, or after the filing by the LICENSEE of any petition or answer seeking reorganization, readjustment or arrangement of the LICENSEE's business under any federal or state law relating to bankruptcy of insolvency, or after the appointment of a receiver for any of the property of the LICENSEE, or after the making by the LICENSEE of any assignment for the benefit of creditors, or after the institution of any proceedings for the liquidation of the LICENSEE's business or for the termination of its corporate charter.

Termination of LICENSEE's license shall occur when LICENSOR deposits the notice of termination with the U. S. Mail and is effective whether or not said notice is delivered to LICENSEE.

The LICENSEE shall not be released from any of its pre-existing obligations under this agreement by any termination of this agreement, and neither party shall have the right to rescind any acts performed or payments made prior to the date of termination.

Any failure or delay in the exercise of the LICENSOR's right of termination for any default shall not prejudice the LICENSOR's right of termination for such or any other default.

Within five (5) days after termination by either LICENSOR or LICENSEE, LICENSEE shall deliver to LICENSOR a written certification to the affect that the original and any copies of all or any portions of any Licensed Program affected by the termination have been destroyed or if LICENSOR so requests, LICENSEE shall deliver such original and any copies to LICENSOR.

3. LICENSE: The license granted under this Agreement authorizes LICENSEE, on a non-exclusive basis, to use any Licensed Program in any machine readable form, only on the particular Designated Equipment. A separate License Agreement is required for use of each Licensed Program on equipment other than Designated Equipment. If more than one item of equipment is enumerated as Designated Equipment for a particular Licensed Program, then the license granted hereunder is limited to the use of that Licensed Program in connection with all items of Designated Program on less than all of the Designated Equipment.

4. SUB-LICENSES: This Agreement is non-transferable.

5. COPIES. Two copies of Licensed Program may be made by the Licensee for back-up use.

Any Licensed Program provided in machine readable form, pursuant to this Agreement, may be copied by LICENSEE, in whole or in part, in printed or machine readable form, for LICENSEE's use only, provided, however, that no more than two printed copies and two machine readable copies will be in existence under a license with respect to any Licensed Program at any time without prior written consent from LICENSOR, other than copies resident in Designated Equipment itself. All copies of the Licensed Program provided hereby and intended solely for the use of LICENSEE.

The original and any copies of Licensed Programs. in whole or in part, which are made by LICENSEE, are agreed by the LICENSEE to be proprietary information and trade secrets of HRS Systems, Inc. whose title and full ownership rights remain with the LICENSOR. LICENSEE may modify any Licensed Program in machine readable forms for its own use and merge it into other program material to form an updated work, provided that, upon termination of the license for such Licensed Program, the Licensed Program will be completely removed from the updated work and treated as if permission to modify had never been granted. Any portion of the Licensed Program included in an updated work shall be used only on Designated Equipment, and shall remain subject to all other terms of this Agreement LICENSEE agrees, when it reproduces any portion of the Licensed Program, it will include the HRS Systems, Inc. proprietary rights notice on all copies, in whole or in part, in any form, including partial copies and modifications of Licensed Programs.

         "This software is the property of HRS Systems, Inc. and has been supplied by HRS Systems, Inc. to LICENSEE pursuant to a Program Licensee Agreement for Computer Software. This software is furnished by HRS Systems, Inc. subject to the following restrictions: IT SHALL NOT BE REPRODUCED, COPIED OR USED IN WHOLE OR IN PART ON EQUIPMENT OTHER THAN ON THE DESIGNATED EQUIPMENT WITH WHICH IT WAS FURNISHED WITHOUT THE EXPRESS WRITTEN PERMISSION OF HRS SYSTEMS. INC."

6. PROTECTION OF LICENSED PROGRAM: LICENSEE agrees not to provide or otherwise make available any Licensed Program, including but not limited to flow charts, logic diagrams and source codes, in any form, to any person other than LICENSEE's or LICENSOR's employees without prior consent from LICENSOR, except during the period any such person is on LICENSEE's premises with LICENSEE's permission for purposes specific-ally related to

LICENSEE's use of the Licensed Program. LICENSEE agrees that he will take appropriate action by instruction, agreement, or otherwise with his employees or other persons permitted access to Licensed Programs to satisfy his obligations under this Agreement with respect to use, copying modification, and protection and security of Licensed Programs.

7. PATENT AND COPYRIGHT INDEMNIFICATION: LICENSOR at its own expense will defend any action brought against LICENSEE to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright, provided: LICENSEE notifies LICENSOR promptly in writing of the action (and all prior claims relating to such action) and LICENSOR has sole control of the defense and all negotiations for the settlement or compromise. In the event any Licensed Programs become, or in LICENSOR's opinion are likely to become, the subject of a claim of infringement of a patent or copyright, LICENSOR may at its option either secure the LICENSEE's right to continue using the Licensed Programs, replace or modify them to make them non-infringing, or if neither of the foregoing alternatives is reasonably available to LICENSOR, discontinue the Licensed program upon one month's written notice.

If, however, the Licensed Program is not the subject of a claim of patent or copyright infringement, LICENSEE may notify LICENSOR in writing during the one mouth after LICENSOR's notice of discontinuance that LICENSEE elects to continue to be licensed with respect to the Licensed Program until there has been in injunction or the claim has been withdrawn. and agrees to undertake at LICENSEE's expense the defense of any action against LICENSEE and to indemnify LICENSOR with respect to all costs, damages, and attorney's fees attributable to such continued use after such notice is given to LICENSOR; it being understood that LICENSOR may participate at its expense in the defense of any such action if such claim is against LICENSOR. LICENSOR shall have no liability for any claim of copyright or parent infringement based on use of other than a current unaltered release of the Licensed Program available from LICENSOR if such infringement would have been avoided by the use of a current unaltered release of the Licensed Program available from LICENSOR. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OF PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF.

  8. WARRANTY: LICENSOR warrants and represents to the LICENSEE the following:

        8.1 That each Licensed Program will conform to LICENSOR's prevailing published Program Specifications when delivered to LICENSEE.

        8.2 The Licensor is the sole owner of all the right, title and interest in and to the Licensed Programs.

        8.3 That the Licensed Programs do not infringe upon any patent(s) theretofore issued in the United States or upon any other patent application pending.

        8.4 That no other persons, firm or corporation has any right, title or interest in and to the Licensed Program and that LICENSEE shall have the right to use the Licensed Programs as herein provided.

        8.5 That the LICENSOR has the full Power to grant the rights and privileges herein granted to the LICENSEE pursuant to the Agreement.

EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, LICENSOR GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AND THE STATED EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR FOR DAMAGES INCLUDING, BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES OCCURRING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF LICENSED PROGRAMS.

9. LIMITATION OF LIABILITY-LICENSEE agrees that LICENSOR's Liability hereunder for damages shall not exceed the charges paid by LICENSEE for the particular Licensed Program or related materials for any lost profits. or for any claim or demand against the LICENSEE by any other parry. No action, regardless of form arising out of the transactions under this Agreement, may be brought by either parry more than one year after the cause of action has accrued, except that an action for nonpayment may be brought within one year after the date of last payment.

10. The provisions of this Agreement shall control over the terms of any present or future order from LICENSEE. Acceptance by LICENSEE of any Licensed Program or optional materials, such as source tapes or Listings from LICENSOR shall be deemed conclusive evidence of LICENSEE's agreement that the License for such Licensed Program or optional materials is governed by this Agreement.

11. This Agreement represents the entire and integrated agreement between the parties and supersedes all prior negotiations, representations of agreements, either written or oral.

12. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted.

13. This Agreement shall be governed by the laws of the State of Georgia.

14. This contract may be withdrawn by Seller if not accepted within thirty (30) days.

TERMS: $3400-00 Net 30 days.

PROGRAMS PROVIDED:                                          DESIGNATED EQUIPMENT:

Name: HASS 5.4                                              CPU (Make and Model)
      --------                                                                  ---------
Fee:*  $4250-20%=$3400 (12/07/90-12/07/95)                  Number of Disk Drives
       ----------------------------------
Five (5) Year Renewal Fee:  $250.00 (12/07/95-12/07/00)                          --------
                            --------------------------

LICENSEE:

Company Name:
Oin Sprinkler                                             Officer Name: Odd Inge Nygaard
                                                                        --------------------
Verksgt. 42                                               Signature:  /s/ Odd Inge Nygaard
                                                                      ----------------------
4013 Stavanger NORWAY                                     Title: Manager
                                                                 ---------------------------
                                                          Date:  22. mars 1991
                                                                 ---------------------------

(Corporate Seal)

LICENSOR:
--------

HRS SYSTEMS, INC.                                         Officer Name: Hal R. Sanders
                                                                        ----------------------
2193 Ranchwood Drive, N.E.                                Signature:  /s/ Hal R. Sanders
                                                                      ------------------------
Atlanta, Georgia 30345                                    Title:  President
                                                                  ----------------------------
                                                          Date:   4/17/91
                                                                  ----------------------------

(Corporate Seal)

*The provisions of the agreement shall include all updating at no additional charge other than a $50.00 handling charge for each update.

                                                        Agreement No. R071L5890

                               HRS SYSTEMS, INC.
                PROGRAM LICENSE AGREEMENT FOR COMPUTER SOFTWARE

HRS SYSTEMS, INC., 4792 LaVista Road, Tucker, Georgia 30084 (hereinafter referred to as "LICENSOR") agrees to grant and SIMEX AS (hereinafter referred to as "LICENSEE") agrees to accept, on the following terms and conditions, and for the fee designated herein, a non-exclusive license to use each Licensed Program on Designated Equipment as set forth in this Agreement:

         1. DEFINITIONS: The following terms are defined for the purposes of this Agreement as follows:

          1. 1 "Licensed Program" shall be each program enumerated below incorporated in this Agreement including basic and related materials pertinent to said program, in machine readable or printed form, and any updated program or program portion hereinafter famished to LICENSEE by LICENSOR in connection with a Licensed Program.

          1.2 "Designated Equipment" shall be the central processing unit and any other enumerated equipment located at the business address of the LICENSEE designated herein.

          1.3 "Use" means copying any portion of any Licensed Program from storage units or media into equipment for processing, or using any Licensed Program in the course of operation or using any Licensed Program in printed form in support of the use of any Licensed Program.

          1.4 "Fee": Payment due from LICENSEE to LICENSOR for the Licensed Program.

2. TERM; TERMINATION: The term of this Agreement and the license granted herein shall be for a period of five (5) years beginning DECEMBER 7, 1995. This Agreement and the license may be terminated by LICENSEE at any time by giving written notice of termination to LICENSOR or by LICENSOR in the event:

          (1) LICENSEE fails to make any payment required to be made to LICENSOR hereunder when the same is due; or

          (2) LICENSEE fails to observe, perform or comply with any term or condition hereunder and such failure is not cured within ten (10) days after written notice of such failure; or

          (3) LICENSEE files a petition in bankruptcy or insolvency, or after any adjudication that the LICENSEE is bankrupt or insolvent, or after the filing by the LICENSEE of any petition or answer seeking reorganization, readjustment or arrangement of the LICENSEE's business under any federal law relating to bankruptcy of insolvency, of after the appointment of a receiver for any of the property of the LICENSEE, or after the making by the LICENSEE of any assignment for the benefit of creditors, or after the institution of any proceedings for the liquidation of the LICENSEE's business for the termination of its corporate charter.

Early termination of LICENSEE's license shall occur when LICENSOR deposits the notice of termination with the U.S. Mail and is effective whether or not said notice is delivered to LICENSEE.

The LICENSEE shall not be released from any of its pre-existing obligations under this agreement by any termination of this agreement, and neither party shall have the right to rescind any acts performed or payments made prior to the date of termination.

9.[sic] LIMITATION OF LIABILITY: LICENSEE agrees that LICENSOR's liability hereunder for Any failure or delay-in the exercise of the LICENSOR's right of termination for any default shall not prejudice the LICENSOR's right of termination for such or any other default.

Within five (5) days after termination by either LICENSOR or LICENSEE, LICENSEE shall deliver to LICENSOR a written certification to the effect that the original and any copies of all or any portions of any Licensed Program affected by the termination have been destroyed or, if LICENSOR so requests, LICENSEE shall deliver such original and any copies to LICENSOR.

3. LICENSE: The license granted under this Agreement authorizes LICENSEE, on a non-exclusive basis, to use any Licensed Program, in any machine readable form, only on the particular Designated Equipment. A separate License Agreement is required for use of each Licensed Program on equipment other than Designated Equipment. If more than one item of equipment is enumerated as Designated Equipment for a particular Licensed Program, then the license granted hereunder is limited to the use of the Licensed Program in connection with all items of Designated Program on less than all of the Designated Equipment.

4. SUB-LICENSES: This Agreement is non-transferable.

5. COPIES: Two copies of Licensed Program may be made by the Licensee for back-up use.

Any Licensed Program provided in machine readable form, pursuant to this Agreement, may be copied by LICENSEE, in whole or in part, in printed or machine readable form, for LICENSEE's use only, provided, however, that no more than two printed copies and two machine readable copies will be in existence under a license with respect to any Licensed Program at any time without prior written consent from LICENSOR, other than copies resident in Designated Equipment itself. All copies of the Licensed Program provided hereby and intended solely for the use of LICENSEE.

The original and any copies of Licensed Programs, in whole or in part, which are made by LICENSEE, are agreed by the LICENSEE to be proprietary information and trade secrets of HRS Systems, Inc. whose title and full ownership rights remain with the LICENSOR. LICENSEE may modify any Licensed Program in machine readable forms for its own use and merge it into other program material to form an updated work, provided that, upon termination of the license for such Licensed Program, the Licensed Program will be completely removed from the updated work and treated as if permission to modify had never been granted. Any portion of the Licensed Program included in an updated work shall be used only on Designated Equipment, and shall remain subject to all other terms of this Agreement. LICENSEE agrees, when it reproduces any portion of the Licensed Program, it will include HRS Systems, Inc. proprietary rights notice on all copies, in whole or in part, in any form, including partial copies and modifications of Licensed Programs.

         "This software is the property of HRS Systems, Inc. and has been supplied by HRS Systems, Inc. to LICENSEE pursuant to a Program Licensee Agreement for Computer Software. This software is furnished by HRS Systems, Inc. subject to the following restrictions: IT SHALL NOT BE REPRODUCED, COPIED OR USED IN WHOLE OR IN PART ON EQUIPMENT OTHER THAN ON THE DESIGNATED EQUIPMENT WITH WHICH IT WAS FURNISHED WITHOUT THE EXPRESS WRITTEN PERMISSION OF HRS SYSTEMS, INC."

6. PROTECTION OF LICENSED PROGRAM: LICENSEE agrees not to provide or otherwise make available any Licensed Program, including but not limited to flow charts, logic diagrams and source codes, in any form, to any person other than LICENSEE's or LICENSOR's employees without prior consent from LICENSOR, except during the period any such person is on LICENSEE's premises with LICENSEE's permission for purposes specifically related to LICENSEE'S use of the Licensed Program. LICENSEE agrees that he will take appropriate action by instruction, agreement, or otherwise with his employees or other persons permitted access to Licensed Programs to satisfy his obligations under this Agreement with respect to use, copying modification, and protection and security of Licensed Programs.

7. PATENT AND COPYRIGHT INDEMNIFICATION: LICENSOR at its own expense will defend any action brought against LICENSEE to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright, provided: LICENSEE notifies LICENSOR promptly in writing of the action (and all prior claims relating to such action) and LICENSOR has sole control of the defense and all negotiations for the settlement or compromise. In the event any Licensed Programs become, or in LICENSOR's opinion are likely to become, the subject of a claim of infringement of a patent or copyright, LICENSOR may at its option either secure the LICENSEE's right to continue using the Licensed Programs, replace or modify them to make them non-infringing, or if neither of the foregoing alternatives is reasonably available to LICENSOR, discontinue the Licensed Program upon one month's notice.

If, however, the Licensed Program is not the subject of a claim of patent or copyright infringement, LICENSEE may notify LICENSOR in writing during the one month after LICENSOR's notice of discontinuance that LICENSEE elects to continue to be licensed with respect to the Licensed Program until there has been an injunction or the claim has been withdrawn, and agrees to undertake at LICENSEE's expense the defense of any action against LICENSEE and to indemnify LICENSOR with respect to all costs, damages, and attorney's fees attributable to such continued use after such notice is given to LICENSOR; it being understood that LICENSOR may participate at its expense in the defense of any such action if such claim is against LICENSOR. LICENSOR shall have no liability for any claim of copyright of patent infringement based on use of other than a current unaltered release of the Licensed Program available from LICENSOR if such infringement would have been avoided by the use of a current unaltered release of the Licensed Program available from LICENSOR. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OF PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF.

8. WARRANTY: LICENSOR warrants and represents to the LICENSEE the following:

          8.1 That each Licensed Program will conform to LICENSOR's prevailing published Program Specifications when delivered to LICENSEE.

          8.2 The LICENSOR is the sole owner of all right, title and interest in and to the Licensed Programs.

          8.3 That the Licensed Programs do not infringe upon any patent(s) theretofore issued in the United States or upon any other patent application pending.

          8.4 That no other persons, firm or corporation has any right, title or interest in and to the Licensed Program and that LICENSEE shall have the right to use the Licensed Programs as herein provided.

          8.5 That the LICENSOR has the full power to grant the rights and privileges herein granted to the Licensee pursuant to the Agreement.

          EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, LICENSOR GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND THE STATED EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR FOR DAMAGES INCLUDING, BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES OCCURRING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF LICENSED PROGRAMS.

9. LIMITATION OF LIABILITY: LICENSEE agrees that LICENSOR's liability hereunder for damages shall not exceed the charges paid by LICENSEE for the particular Licensed Program or related materials for any lost profits, or for any claim or demand against the LICENSEE by any other party, No action, regardless of form arising out of the transactions under this Agreement, may be brought by either party more than one year after the cause of action has accrued, except that an action for nonpayment may be brought within one year after the date of last payment.

10. The provisions of this Agreement shall control over the terms of any present or future order from LICENSEE. Acceptance by LICENSEE of any Licensed Program or optional materials, such as source tapes or listings from LICENSOR shall be deemed conclusive evidence of LICENSEE's agreement that the license for such Licensed Program or optional materials is governed by this Agreement.

11. This Agreement represents the entire and integrated agreement between the parties and supersedes all prior negotiations, representations of agreements, either written or oral.

12. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted.

13. This Agreement shall be governed by the laws of the State of Georgia.

14. This contract may be withdrawn by Seller if not accepted within thirty (30) days.
TERMS: NET 30 DAYS


PROGRAMS PROVIDED:                                                     DESIGNATED EQUIPMENT:

Name: HASS HOUSE(R) WINDOWS VERSION                                    CPU (Make and Model)
      -----------------------------                                                       ------------------------
Fee: $350.00 (December 7, 1995 - December 6, 2000)                     Number of Disk Drives
                                                                                            ----------------------
Next payment: $350.00 (December 7, 2000 - December 6, 2005)

LICENSEE:

Company Name:
SIMEX AS                                                               Officer Name: Odd Inge Nygaard
                                                                                     -----------------------------
P. Box 42                                                              Signature:  /s/ Odd Inge Nygaard
                                                                                   -------------------------------
N-4011 FORUS NORWAY                                                    Title:
                                                                             -------------------------------------
                                                                       Date:  29.03.99

(Corporate Seal)

LICENSOR:
--------
HRS SYSTEMS, INC.                             Officer Name:  Hal R. Sanders
                                                             -----------------
4792 LaVista Road                             Signature:  /s/ Hal R. Sanders
                                                          --------------------
Tucker, Georgia 30084                         Title: President
                                                     -------------------------
                                              Date:  5/7/99
                                                     -------------------------

(Corporate Seal)

*The provisions of this agreement include updating in METRIC units at no additional charge.

                                                           Agreement No.007L589

                               HRS SYSTEMS, INC.
                PROGRAM LICENSE AGREEMENT FOR COMPUTER SOFTWARE

HIRS SYSTEMS, INC., 2193 Ranchwood Drive, N.E., Atlanta, Georgia 30345 (hereinafter referred to as "LICENSOR") agrees to grant and Oin Sprinkler (hereinafter referred to as LICENSEE") agrees to accept, on the following terms and conditions, and for the fee designated herein, a non-exclusive license to use each Licensed Program on Designated Equipment as set forth in this Agreement.

1. DEFINITIONS: The following terms are defined for the purposes of this Agreement as follows:

       1.1 "Licensed Program" shall be each program enumerated below incorporated in this Agreement including basic and related materials pertinent to said program, in machine readable or printed form, and any updated program or program portion hereinafter furnished to LICENSEE by LICENSOR in connection with a Licensed Program.

       1.2 "Designated Equipment" shall be the central processing unit and any other enumerated equipment located at the business address of the LICENSEE designated herein.

       1.3 "Use" means copying any portion of any Licensed Program from storage units or media into equipment for processing, or using any Licensed Program in the course of operation or using any Licensed Program in printed form in support of the use of any Licensed Program.

       1.4 "Fee": Payment due from LICENSEE to LICENSOR for the Licensed
       Program.

2. TERM; TERMINATION: The term of this Agreement and the license granted herein shall be for a period of five (5) years beginning December 7, 1990 . This Agreement and the license may be terminated by LICENSEE at any time by giving written notice of termination to LICENSOR or by LICENSOR in the event

       (1) LICENSEE fails to make any payment required to be made to LICENSOR hereunder when the same is due; or

       (2) LICENSEE fails to observe, perform or comply with any term or condition hereunder and such failure is not cured within ten (10) days after written notice of such failure; or

       (3) LICENSEE files a petition in bankruptcy or insolvency, or after any adjudication that the LICENSEE is bankrupt or insolvent, or after the filing by the LICENSEE of any petition or answer seeking reorganization, readjustment or arrangement of the LICENSEE's business under any federal or state law relating to bankruptcy of insolvency, or after the appointment of a receiver for any of the property of the LICENSEE, or after the making by the LICENSEE of any assignment for the benefit of creditors, or after the institution of any proceedings for the liquidation of the LICENSEE's business or for the termination of its corporate charter.

Termination of LICENSEE's license shall occur when LICENSOR deposits the notice of termination with the U. S. Mail and is effective whether or not said notice is delivered to LICENSEE.

The LICENSEE shall not be released from any of its pre-existing obligations under this agreement by any termination of this agreement, and neither party shall have the right to rescind any acts performed or payments made prior to the date of termination.

Any failure or delay in the exercise of the LICENSOR's right of termination for any default shall not prejudice the LICENSOR's right of termination for such or any other default.

Within five (5) days after termination by either LICENSOR or LICENSEE, LICENSEE shall deliver to LICENSOR a written certification to the effect that the original and any copies of all or any portions of any Licensed Program affected by the termination have been destroyed or, if LICENSOR so requests, LICENSEE shall deliver such original and any copies to LICENSOR.

3. LICENSE: The license granted under this Agreement authorizes LICENSEE, on a non-exclusive basis, to use any Licensed Program, in any machine readable form, only on the particular Designated Equipment. A separate License Agreement is required for use of each Licensed Program on equipment other than Designated Equipment. If more than one item of equipment is enumerated as Designated Equipment for a particular Licensed Program, then the license granted hereunder is limited to the use of that Licensed Program in connection with all items of Designated Program on less than all of the Designated Equipment.

4. SUB-LICENSES: This Agreement is non- transferable.

5. COPIES: Two copies of Licensed Program may be made by the Licensee for back-up use.

Any Licensed Program provided in machine readable form, pursuant to this Agreement, may be copied by LICENSEE, in whole or in part, in printed or machine readable form, for LICENSEE's use only, provided, however, that no more than two printed copies and two machine readable copies will be in existence under a license with respect to any Licensed Program at any time without prior written consent from LICENSOR, other than copies resident in Designated Equipment itself. All copies of the Licensed Program provided hereby and intended solely for the use of LICENSEE.

The original and any copies of Licensed Programs, in whole or in part, which are made by LICENSEE, are agreed by the LICENSEE to be proprietary information and trade secrets of HRS Systems, Inc. whose title and full ownership rights remain with the LICENSOR. LICENSEE may modify any Licensed Program in machine readable forms for its own use and merge it into other program material to form an updated work, provided that, upon termination of the license for such Licensed Program, the Licensed Program will be completely removed from the updated work and treated as if permission to modify had never been granted. Any portion of the Licensed Program included in an updated work shall be used only on Designated Equipment, and shall remain subject to all other terms of this Agreement. LICENSEE agrees, when it reproduces any portion of the Licensed Program, it will include the HRS Systems, Inc. proprietary rights notice on all copies, in whole or in part, in any form, including partial copies and modifications of Licensed Programs.

         This software is the property of HRS Systems, Inc. and has been supplied by HRS Systems, Inc. to LICENSEE pursuant to a Program Licensee Agreement for Computer Software. This software is furnished by HRS Systems, Inc. subject to the following restrictions: IT SHALL NOT BE REPRODUCED, COPIED OR USED IN WHOLE OR IN PART ON EQUIPMENT OTHER THAN ON THE DESIGNATED EQUIPMENT WITH WHICH IT WAS FURNISHED WITHOUT THE EXPRESS WRITTEN PERMISSION OF HRS SYSTEMS. INC."

6. PROTECTION OF LICENSED PROGRAM:- LICENSEE agrees not to provide or otherwise make available any Licensed Program, including but not limited to flow charts, logic diagrams and source codes, in any form, to any person other than LICENSEE's or LICENSOR's employees without prior consent from LICENSOR, except during the period any such person is on LICENSEE's premises with LICENSEE's permission for purposes specifically related to

LICENSEE's use of the Licensed Program. LICENSEE agrees that he will take appropriate action by instruction, agreement, or otherwise with his employees or other persons permitted access to Licensed Programs to satisfy his obligations under this Agreement with respect to use, copying modification, and protection and security of Licensed Program .

7. PATENT AND COPYRIGHT INDEMNIFICATION: LICENSOR at its own expense will defend any action brought against LICENSEE to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright, provided: LICENSEE notifies LICENSOR promptly in writing of the action (and all prior claims relating to such action) and LICENSOR has sole control of the defense and all negotiations for the settlement or compromise. In the event any Licensed Programs become, or in LICENSOR's opinion are likely to become, the subject of a claim of infringement of a patent or copyright, LICENSOR may at its option either secure the LICENSEE's right to continue using the Licensed Programs, replace or modify them to make them non-infringing, or if neither of the foregoing alternatives is reasonably available to LICENSOR, discontinue the Licensed program upon one month's written notice.

If, however, the Licensed Program is not the subject of a claim of patent or copyright infringement, LICENSEE may notify LICENSOR in writing during the one month after LICENSOR's notice of discontinuance that LICENSEE elects to continue to be licensed with respect to the Licensed Program until there has been an injunction or the claim has been withdrawn, and agrees to undertake at LICENSEE's expense the defense' of any action against LICENSEE and to indemnify LICENSOR with respect to all costs, damages, and attorney's fees attributable to such continued use after such notice is given to LICENSOR; it being understood that LICENSOR may participate at its expense in the defense of any such action if such claim is against LICENSOR. LICENSOR shall have no Liability for any claim of copyright or patent infringement based on use of other than a current unaltered release of the Licensed Program available from LICENSOR if such infringement would have been avoided by the use of a current unaltered release of the Licensed Program available from LICENSOR. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OF PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF

8. WARRANTY: LICENSOR warrants and represents to the LICENSEE the following:

        8.1 That each Licensed Program will conform to LICENSOR's prevailing published Program Specifications when delivered to LICENSEE.

        8.2 The LICENSOR is the sole owner of all the right, title and interest in and to the Licensed Programs.

        8.3 That the Licensed Programs do not infringe upon any patent(s) theretofore issued in the United States or upon any other patent application pending.

        8.4 That no other persons, firm or corporation has any right, title or interest in and to the Licensed Program and that LICENSEE shall have the right to use the Licensed Programs as herein provided.

        8.5 That the LICENSOR has the full power to grant the rights and privileges herein granted to the LICENSEE pursuant to the Agreement.

EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, LICENSOR GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM, INCLUDING ALL IMPLIED WARRANTIES OF AND FITNESS FOR A PARTICULAR PURPOSE, AND THE STATED EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR FOR DAMAGES INCLUDING, BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES OCCURRING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF LICENSED PROGRAMS.

9. LIMITATION OF LIABILITY.- LICENSEE agrees that LICENSOR's liability hereunder for damages shall not exceed the charges paid by LICENSEE for the particular Licensed Program or related materials for any lost profits, or for any claim or demand against the LICENSEE by any other party. No action, regardless of form arising out of the transactions under this Agreement, may be brought by either party more than one year after the cause of action has accrued, except that an action for nonpayment may be brought within one year after the date of last payment.

10. The provisions of this Agreement shall control over the terms of any present or future order from LICENSEE. Acceptance by LICENSEE of any Licensed Program or optional materials, such as source tapes or listings from LICENSOR shall be deemed conclusive evidence of LICENSEE's agreement that the license for such Licensed Program or optional materials is governed by this Agreement.

11. This Agreement represents the entire and integrated agreement between the parties and supersedes all prior negotiations, representations of agreements, either written or oral.

12. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted.

13. This Agreement shall be governed by the laws of the State of Georgia.

14. This contract may be withdrawn by Seller if not accepted within thirty (30) days.

TERMS: $1500.00  Net 30 days.

PROGRAMS PROVIDED:                                                              DESIGNATED EQUIPMENT:

Name: HASSCAD  1.0                                                             CPU (Make and Model)
      ---------------------------------------------------------------                               -----------------
Fee:* $1500.00  (12/07/90-12/07/95)                                            Number of Disk Drives
      ---------------------------------------------------------------                                ----------------
Five (5) Year Renewal Fee: $150.00 (12/07/95-12/07/00)
                           ------------------------------------------

LICENSEE:

Company Name:Oin Sprinkler                                                     Officer Name :Odd Inge Nygaard
             ------------------------------------------------                                --------------------------------
Address:     Verksgt. 42                                                       Signature:
             ------------------------------------------------                             -----------------------------------
             4013 Stavanger     NORWAY                                         Title:     Manager
             ------------------------------------------------                             -----------------------------------
                                                                                Date:     22 mars 1991
                                                                                          -----------------------------------

(Corporate Seal)

LICENSOR:
--------
HRS SYSTEMS, INC.                                                     Officer Name: Hal R. Sanders
                                                                                    --------------------------
2193 Ranchwood Drive, N.E                                             Signature:
                                                                                    --------------------------
Atlanta, Georgia 30345                                                Title:        President
                                                                                    --------------------------
                                                                      Date:         4/17/91
                                                                                    --------------------------


(Corporate Seal)

*The provisions of the agreement shall include all updating at no additional charge other than a $50.00 handling charge for each update.

                                                         Agreement No.C121L5890

                               HRS SYSTEMS, INC.
                PROGRAM LICENSE AGREEMENT FOR COMPUTER SOFTWARE

HIRS SYSTEMS, INC., 2193 Ranchwood Drive, N.E., Atlanta, Georgia 30345 (hereinafter referred to as "LICENSOR") agrees to grant and Oin Sprinkler (hereinafter referred to as LICENSEE") agrees to accept, on the following terms and conditions, and for the fee designated herein, a non-exclusive license to use each Licensed Program on Designated Equipment as set forth in this Agreement.

1. DEFINITIONS: The following terms are defined for the purposes of this Agreement as follows:

       1.1 "Licensed Program" shall be each program enumerated below incorporated in this Agreement including basic and related materials pertinent to said program, in machine readable or printed form, and any updated program or program portion hereinafter furnished to LICENSEE by LICENSOR in connection with a Licensed Program.

       1.2 "Designated Equipment" shall be the central processing unit and any other enumerated equipment located at the business address of the LICENSEE designated herein.

       1.3 "Use" means copying any portion of any Licensed Program from storage units or media into equipment for processing, or using any Licensed Program in the course of operation or using any Licensed Program in printed form in support of the use of any Licensed Program.

        1.4 "Fee": Payment due from LICENSEE to LICENSOR for the Licensed
        Program.

2. TERM; TERMINATION: The term of this Agreement and the license granted herein shall be for a period of five (5) years beginning December 7, 1990 . This Agreement and the license may be terminated by LICENSEE at any time by giving written notice of termination to LICENSOR or by LICENSOR in the event

       (1) LICENSEE fails to make any payment required to be made to LICENSOR hereunder when the same is due; or

       (2) LICENSEE fails to observe, perform or comply with any term or condition hereunder and such failure is not cured within ten (10) days after written notice of such failure; or

       (3) LICENSEE files a petition in bankruptcy or insolvency, or after any adjudication that the LICENSEE is bankrupt or insolvent, or after the filing by the LICENSEE of any petition or answer seeking reorganization, readjustment or arrangement of the LICENSEE's business under any federal or state law relating to bankruptcy of insolvency, or after the appointment of a receiver for any of the property of the LICENSEE, or after the making by the LICENSEE of any assignment for the benefit of creditors, or after the institution of any proceedings for the liquidation of the LICENSEE's business or for the termination of its corporate charter.

Termination of LICENSEE's license shall occur when LICENSOR deposits the notice of termination with the U. S. Mail and is effective whether or not said notice is delivered to LICENSEE.

The LICENSEE shall not be released from any of its pre-existing obligations under this agreement by any termination of this agreement, and neither party shall have the right to rescind any acts performed or payments made prior to the date of termination.

Any failure or delay in the exercise of the LICENSOR's right of termination for any default shall not prejudice the LICENSOR's right of termination for such or any other default.

Within five (5) days after termination by either LICENSOR or LICENSEE, LICENSEE shall deliver to LICENSOR a written certification to the effect that the original and any copies of all or any portions of any Licensed Program affected by the termination have been destroyed or, if LICENSOR so requests, LICENSEE shall deliver such original and any copies to LICENSOR.

3. LICENSE: The license granted under this Agreement authorizes LICENSEE, on a non-exclusive basis, to use any Licensed Program, in any machine readable form, only on the particular Designated Equipment. A separate License Agreement is required for use of each Licensed Program on equipment other than Designated Equipment. If more than one item of equipment is enumerated as Designated Equipment for a particular Licensed Program, then the license granted hereunder is limited to the use of that Licensed Program in connection with all items of Designated Program on less than all of the Designated Equipment.

4. SUB-LICENSES: This Agreement is non- transferable.

5. COPIES: Two copies of Licensed Program may be made by the Licensee for back-up use.

Any Licensed Program provided in machine readable form, pursuant to this Agreement, may be copied by LICENSEE, in whole or in part, in printed or machine readable form, for LICENSEE's use only, provided, however, that no more than two printed copies and two machine readable copies will be in existence under a license with respect to any Licensed Program at any time without prior written consent from LICENSOR, other than copies resident in Designated Equipment itself. All copies of the Licensed Program provided hereby and intended solely for the use of LICENSEE.

The original and any copies of Licensed Programs, in whole or in part, which are made by LICENSEE, are agreed by the LICENSEE to be proprietary information and trade secrets of HRS Systems, Inc. whose title and full ownership rights remain with the LICENSOR. LICENSEE may modify any Licensed Program in machine readable forms for its own use and merge it into other program material to form an updated work, provided that, upon termination of the license for such Licensed Program, the Licensed Program will be completely removed from the updated work and treated as if permission to modify had never been granted. Any portion of the Licensed Program included in an updated work shall be used only on Designated Equipment, and shall remain subject to all other terms of this Agreement. LICENSEE agrees, when it reproduces any portion of the Licensed Program, it will include the HRS Systems, Inc. proprietary rights notice on all copies, in whole or in part, in any form, including partial copies and modifications of Licensed Programs.

         This software is the property of HRS Systems, Inc. and has been supplied by HRS Systems, Inc. to LICENSEE pursuant to a Program Licensee Agreement for Computer Software. This software is furnished by HRS Systems, Inc. subject to the following restrictions: IT SHALL NOT BE REPRODUCED, COPIED OR USED IN WHOLE OR IN PART ON EQUIPMENT OTHER THAN ON THE DESIGNATED EQUIPMENT WITH WHICH IT WAS FURNISHED WITHOUT THE EXPRESS WRITTEN PERMISSION OF HRS SYSTEMS. INC."

6. PROTECTION OF LICENSED PROGRAM:- LICENSEE agrees not to provide or otherwise make available any Licensed Program, including but not limited to flow charts, logic diagrams and source codes, in any form, to any person other than LICENSEE's or LICENSOR's employees without prior consent from LICENSOR, except during the period any such person is on LICENSEE's premises with LICENSEE's permission for purposes specifically related to

LICENSEE's use of the Licensed Program. LICENSEE agrees that he will take appropriate action by instruction, agreement, or otherwise with his employees or other persons permitted access to Licensed Programs to satisfy his obligations under this Agreement with respect to use, copying modification, and protection and security of Licensed Program.

7. PATENT AND COPYRIGHT INDEMNIFICATION: LICENSOR at its own expense will defend any action brought against LICENSEE to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright, provided: LICENSEE notifies LICENSOR promptly in writing of the action (and all prior claims relating to such action) and LICENSOR has sole control of the defense and all negotiations for the settlement or compromise. In the event any Licensed Programs become, or in LICENSOR's opinion are likely to become, the subject of a claim of infringement of a patent or copyright, LICENSOR may at its option either secure the LICENSEE's right to continue using the Licensed Programs, replace or modify them to make them non-infringing, or if neither of the foregoing alternatives is reasonably available to LICENSOR, discontinue the Licensed program upon one month's written notice.

If, however, the Licensed Program is not the subject of a claim of patent or copyright infringement, LICENSEE may notify LICENSOR in writing during the one month after LICENSOR's notice of discontinuance that LICENSEE elects to continue to be licensed with respect to the Licensed Program until there has been an injunction or the claim has been withdrawn, and agrees to undertake at LICENSEE's expense the defense of any action against LICENSEE and to indemnify LICENSOR with respect to all costs, damages, and attorney's fees attributable to such continued use after such notice is given to LICENSOR; it being understood that LICENSOR may participate at its expense in the defense of any such action if such claim is against LICENSOR. LICENSOR shall have no Liability for any claim of copyright or patent infringement based on use of other than a current unaltered release of the Licensed Program available from LICENSOR if such infringement would have been avoided by the use of a current unaltered release of the Licensed Program available from LICENSOR. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OF PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF

8. WARRANTY: LICENSOR warrants and represents to the LICENSEE the following:

        8.1 That each Licensed Program will conform to LICENSOR's prevailing published Program Specifications when delivered to LICENSEE.

        8.2 The LICENSOR is the sole owner of all the right, title and interest in and to the Licensed Programs.

        8.3 That the Licensed Programs do not infringe upon any patent(s) theretofore issued in the United States or upon any other patent application pending.

        8.4 That no other persons, firm or corporation has any right, title or interest in and to the Licensed Program and that LICENSEE shall have the right to use the Licensed Programs as herein provided.

        8.5 That the LICENSOR has the full power to grant the rights and privileges herein granted to the LICENSEE pursuant to the Agreement.

EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, LICENSOR GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND THE STATED EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR FOR DAMAGES INCLUDING, BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES OCCURRING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF LICENSED PROGRAMS.

9. LIMITATION OF LIABILITY.- LICENSEE agrees that LICENSOR's liability hereunder for damages shall not exceed the charges paid by LICENSEE for the particular Licensed Program or related materials for any lost profits, or for any claim or demand against the LICENSEE by any other party. No action, regardless of form arising out of the transactions under this Agreement, may be brought by either party more than one year after the cause of action has accrued, except that an action for nonpayment may be brought within one year after the date of last payment.

10. The provisions of this Agreement shall control over the terms of any present or future order from LICENSEE. Acceptance by LICENSEE of any Licensed Program or optional materials, such as source tapes or listings from LICENSOR shall be deemed conclusive evidence of LICENSEE's agreement that the license for such Licensed Program or optional materials is governed by this Agreement.

11. This Agreement represents the entire and integrated agreement between the parties and supersedes all prior negotiations, representations of agreements, either written or oral.

12. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted.

13. This Agreement shall be governed by the laws of the State of Georgia.

14. This contract may be withdrawn by Seller if not accepted within thirty (30) days.

TERMS: $1750.00  Net 30 days.

PROGRAMS PROVIDED:                                                         DESIGNATED EQUIPMENT:

Name: HASS-ESTIMATOR  2.0                                                  CPU (Make and Model)
      -------------------                                                                      -------------------------

Fee:*  $2750.00-1000.00= $1750.00 (12/07/90-12/07/95)                      Number of Disk Drives
       ---------------------------------------------                                             -----------------------
Five (5) Year Renewal Fee: $100.00 (12/07/95-12/07/00)

LICENSEE:

Company Name:Oin Sprinkler                                                 Officer Name: Odd Inge Nygaard
             ------------------------------------------------                            ----------------------------------
Address:     Verksgt. 42                                                   Signature:
             ------------------------------------------------                            ----------------------------------
             4013 Stavanger     NORWAY                                     Title:        Manager
             ------------------------------------------------                            ----------------------------------
                                                                           Date:         22 mars 1991
                                                                                         ----------------------------------

(Corporate Seal)

LICENSOR:
--------

HRS SYSTEMS, INC.                                                          Officer Name: Hal R. Sanders
                                                                                         ------------------------------
2193 Ranchwood Drive, N.E                                                  Signature:
                                                                                         ------------------------------
Atlanta, Georgia 30345                                                     Title:        President
                                                                                         ------------------------------
                                                                           Date:         4/17/91

(Corporate Seal)

*The provisions of the agreement shall include all updating at no additional charge other than a $50.00 handling charge for each update.

                                                        Agreement No. R071L5890

                               HRS SYSTEMS, INC.
                PROGRAM LICENSE AGREEMENT FOR COMPUTER SOFTWARE

HIRS SYSTEMS, INC., 2193 Ranchwood Drive, N.E., Atlanta, Georgia 30345 (hereinafter referred to as "LICENSOR") agrees to grant and Oin Sprinkler (hereinafter referred to as LICENSEE") agrees to accept, on the following terms and conditions, and for the fee designated herein, a non-exclusive license to use each Licensed Program on Designated Equipment as set forth in this Agreement.

1. DEFINITIONS: The following terms are defined for the purposes of this Agreement as follows:

       1.1 "Licensed Program" shall be each program enumerated below incorporated in this Agreement including basic and related materials pertinent to said program, in machine readable or printed form, and any updated program or program portion hereinafter furnished to LICENSEE by LICENSOR in connection with a Licensed Program.

       1.2 "Designated Equipment" shall be the central processing unit and any other enumerated equipment located at the business address of the LICENSEE designated herein.

       1.3 "Use" means copying any portion of any Licensed Program from storage units or media into equipment for processing, or using any Licensed Program in the course of operation or using any Licensed Program in printed form in support of the use of any Licensed Program.

        1.4 "Fee": Payment due from LICENSEE to LICENSOR for the Licensed
        Program.

2. TERM; TERMINATION: The term of this Agreement and the license granted herein shall be for a period of five (5) years beginning December 7, 1990 . This Agreement and the license may be terminated by LICENSEE at any time by giving written notice of termination to LICENSOR or by LICENSOR in the event

       (1) LICENSEE fails to make any payment required to be made to LICENSOR hereunder when the same is due; or

       (2) LICENSEE fails to observe, perform or comply with any term or condition hereunder and such failure is not cured within ten (10) days after written notice of such failure; or

       (3) LICENSEE files a petition in bankruptcy or insolvency, or after any adjudication that the LICENSEE is bankrupt or insolvent, or after the filing by the LICENSEE of any petition or answer seeking reorganization, readjustment or arrangement of the LICENSEE's business under any federal or state law relating to bankruptcy of insolvency, or after the appointment of a receiver for any of the property of the LICENSEE, or after the making by the LICENSEE of any assignment for the benefit of creditors, or after the institution of any proceedings for the liquidation of the LICENSEE's business or for the termination of its corporate charter.

Termination of LICENSEE's license shall occur when LICENSOR deposits the notice of termination with the U.S. Mail and is effective whether or not said notice is delivered to LICENSEE.

The LICENSEE shall not be released from any of its pre-existing obligations under this agreement by any termination of this agreement, and neither party shall have the right to rescind any acts performed or payments made prior to the date of termination.

Any failure or delay in the exercise of the LICENSOR's right of termination for any default shall not prejudice the LICENSOR's right of termination for such or any other default.

Within five (5) days after termination by either LICENSOR or LICENSEE, LICENSEE shall deliver to LICENSOR a written certification to the effect that the original and any copies of all or any portions of any Licensed Program affected by the termination have been destroyed or, if LICENSOR so requests, LICENSEE shall deliver such original and any copies to LICENSOR.

3. LICENSE: The license granted under this Agreement authorizes LICENSEE, on a non-exclusive basis, to use any Licensed Program, in any machine readable form, only on the particular Designated Equipment. A separate License Agreement is required for use of each Licensed Program on equipment other than Designated Equipment. If more than one item of equipment is enumerated as Designated Equipment for a particular Licensed Program, then the license granted hereunder is limited to the use of that Licensed Program in connection with all items of Designated Program on less than all of the Designated Equipment.

4. SUB-LICENSES: This Agreement is non-transferable.

5. COPIES: Two copies of Licensed Program may be made by the Licensee for back-up use.

Any Licensed Program provided in machine readable form, pursuant to this Agreement, may be copied by LICENSEE, in whole or in part, in printed or machine readable form, for LICENSEE's use only, provided, however, that no more than two printed copies and two machine readable copies will be in existence under a license with respect to any Licensed Program at any time without prior written consent from LICENSOR, other than copies resident in Designated Equipment itself. All copies of the Licensed Program provided hereby and intended solely for the use of LICENSEE.

The original and any copies of Licensed Programs, in whole or in part, which are made by LICENSEE, are agreed by the LICENSEE to be proprietary information and trade secrets of HRS Systems, Inc. whose title and full ownership rights remain with the LICENSOR. LICENSEE may modify any Licensed Program in machine readable forms for its own use and merge it into other program material to form an updated work, provided that, upon termination of the license for such Licensed Program, the Licensed Program will be completely removed from the updated work and treated as if permission to modify had never been granted. Any portion of the Licensed Program included in an updated work shall be used only on Designated Equipment, and shall remain subject to all other terms of this Agreement. LICENSEE agrees, when it reproduces any portion of the Licensed Program, it will include the HRS Systems, Inc. proprietary rights notice on all copies, in whole or in part, in any form, including partial copies and modifications of Licensed Programs.

         This software is the property of HRS Systems, Inc. and has been supplied by HRS Systems, Inc. to LICENSEE pursuant to a Program Licensee Agreement for Computer Software. This software is furnished by HRS Systems, Inc. subject to the following restrictions: IT SHALL NOT BE REPRODUCED, COPIED OR USED IN WHOLE OR IN PART ON EQUIPMENT OTHER THAN ON THE DESIGNATED EQUIPMENT WITH WHICH IT WAS FURNISHED WITHOUT THE EXPRESS WRITTEN PERMISSION OF HRS SYSTEMS. INC."

6. PROTECTION OF LICENSED PROGRAM:- LICENSEE agrees not to provide or otherwise make available any Licensed Program, including but not limited to flow charts, logic diagrams and source codes, in any form, to any person other than LICENSEE's or LICENSOR's employees without prior consent from LICENSOR, except during the period any such person is on LICENSEE's premises with LICENSEE's permission for purposes specifically related to

LICENSEE's use of the Licensed Program. LICENSEE agrees that he will take appropriate action by instruction, agreement, or otherwise with his employees or other persons permitted access to Licensed Programs to satisfy his obligations under this Agreement with respect to use, copying modification, and protection and security of Licensed Program .

7. PATENT AND COPYRIGHT INDEMNIFICATION: LICENSOR at its own expense will defend any action brought against LICENSEE to the extent that it is based on a claim that any Licensed Program used within the scope of the license hereunder infringes a United States patent or copyright, provided: LICENSEE notifies LICENSOR promptly in writing of the action (and all prior claims relating to such action) and LICENSOR has sole control of the defense and all negotiations for the settlement or compromise. In the event any Licensed Programs become, or in LICENSOR's opinion are likely to become, the subject of a claim of infringement of a patent or copyright, LICENSOR may at its option either secure the LICENSEE's right to continue using the Licensed Programs, replace or modify them to make them non-infringing, or if neither of the foregoing alternatives is reasonably available to LICENSOR, discontinue the Licensed program upon one month's written notice.

If, however, the Licensed Program is not the subject of a claim of patent or copyright infringement, LICENSEE may notify LICENSOR in writing during the one month after LICENSOR's notice of discontinuance that LICENSEE elects to continue to be licensed with respect to the Licensed Program until there has been an injunction or the claim has been withdrawn, and agrees to undertake at LICENSEE's expense the defense' of any action against LICENSEE and to indemnify LICENSOR with respect to all costs, damages, and attorney's fees attributable to such continued use after such notice is given to LICENSOR; it being understood that LICENSOR may participate at its expense in the defense of any such action if such claim is against LICENSOR. LICENSOR shall have no Liability for any claim of copyright or patent infringement based on use of other than a current unaltered release of the Licensed Program available from LICENSOR if such infringement would have been avoided by the use of a current unaltered release of the Licensed Program available from LICENSOR. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSOR WITH RESPECT TO INFRINGEMENT OF ANY COPYRIGHTS OF PATENTS BY THE LICENSED PROGRAMS OR ANY PARTS THEREOF

8. WARRANTY: LICENSOR warrants and represents to the LICENSEE the following:

        8.1 That each Licensed Program will conform to LICENSOR's prevailing published Program Specifications when delivered to LICENSEE.

        8.2 The LICENSOR is the sole owner of all the right, title and interest in and to the Licensed Programs.

        8.3 That the Licensed Programs do not infringe upon any patent(s) theretofore issued in the United States or upon any other patent application pending.

        8.4 That no other persons, firm or corporation has any right, title or interest in and to the Licensed Program and that LICENSEE shall have the right to use the Licensed Programs as herein provided.

        8.5 That the LICENSOR has the full power to grant the rights and privileges herein granted to the LICENSEE pursuant to the Agreement.

EXCEPT FOR THE EXPRESS WARRANTY STATED ABOVE, LICENSOR GRANTS NO WARRANTIES, EITHER EXPRESS OR IMPLIED, ON ANY LICENSED PROGRAM, INCLUDING ALL IMPLIED WARRANTIES OF AND FITNESS FOR A PARTICULAR PURPOSE, AND THE STATED EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF LICENSOR FOR DAMAGES INCLUDING, BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES OCCURRING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF LICENSED PROGRAMS.

 9. LIMITATION OF LIABILITY.- LICENSEE agrees that LICENSOR's liability hereunder for damages shall not exceed the charges paid by LICENSEE for the particular Licensed Program or related materials for any lost profits, or for any claim or demand against the LICENSEE by any other party. No action, regardless of form arising out of the transactions under this Agreement, may be brought by either party more than one year after the cause of action has accrued, except that an action for nonpayment may be brought within one year after the date of last payment.

10. The provisions of this Agreement shall control over the terms of any present or future order from LICENSEE. Acceptance by LICENSEE of any Licensed Program or optional materials, such as source tapes or listings from LICENSOR shall be deemed conclusive evidence of LICENSEE's agreement that the license for such Licensed Program or optional materials is governed by this Agreement.

11. This Agreement represents the entire and integrated agreement between the parties and supersedes all prior negotiations, representations of agreements, either written or oral.

12. If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, deemed omitted.

13. This Agreement shall be governed by the laws of the State of Georgia.

14. This contract may be withdrawn by Seller if not accepted within thirty (30) days.

TERMS: $500.00  Net 30 days.

PROGRAMS PROVIDED:                                                              DESIGNATED EQUIPMENT:

Name: HASS HOUSE (R )  1.3                                                      CPU (Make and Model)
      ---------------------------------------------------------------                               --------------------
Fee:*  $1000.00 - 500.00 = $500.00 (12/07/90-12/07/00)                          Number of Disk Drives
       --------------------------------------------------------------                                -------------------
Five (5) Year Renewal Fee: $200.00 (12/07/95-12/07/00)
                           ---------------------------

LICENSEE:

Company Name:Oin Sprinkler                                                      Officer Name :Odd Inge Nygaard
             --------------------------------------------------------                         ------------------------------
Address:             Verksgt. 42                                                Signature:
                     ------------------------------------------------                        -------------------------------
                     4013 Stavanger     NORWAY                                  Title:       Manager
                     ------------------------------------------------                        -------------------------------
                                                                                Date:        22 mars 1999
                                                                                             -------------------------------

(Corporate Seal)

LICENSOR
--------
HRS SYSTEMS, INC.                                                               Officer Name: Hal R.
                                                                                              ------
Sanders
----------------------------------------------------------------------------
2193 Ranchwood Drive, N.E                                                       Signature:
                                                                                              --------------------------------
Atlanta, Georgia 30345                                                          Title:        President
                                                                                              --------------------------------
                                                                                Date:         4/17/91
                                                                                              --------------------------------

(Corporate Seal)

*The provisions of the agreement shall include all updating at no additional charge other than a $50.00 handling charge for each update.